UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

UNITED REFINING ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33868	42-1732420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Eleventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 956-5803

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 31, 2007, the Board of Directors of United Refining Energy Corp. (the “Company”) amended the Company’s bylaws to provide that securities of the Company may be represented be certificate or may be uncertificated. The American Stock Exchange (“AMEX”) has adopted rules and regulations that, among other things, require all securities listed on AMEX to be eligible for listing and transfer through the Direct Registration System (“DRS”) prior to January 1, 2008. In order to be eligible for listing and transfer through the DRS, the Company must be authorized to issue securities in uncertificated form. A copy of the amendment to the bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.2	Amendment No. 1 to the Bylaws of United Refining Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2008	UNITED REFINING ENERGY CORP.

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Chief Financial Officer

Exhibit Index

3.2	Amendment No. 1 to the Bylaws of United Refining Energy Corp.